                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated January 16, 2001, relating to the November 30, 2000 financial statements and financial highlights of J.P. Morgan Institutional International Opportunities Fund and the financial statements and supplemental data of The International Opportunities Portfolio, which appear in the November 30, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers-Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Institutional International Opportunities Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001

                  CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated December 11, 2000, relating to the October 31, 2000 financial statements and financial highlights of JPMorgan Fleming International Equity Fund (formerly, Chase Vista International Equity
Fund), and the financial statements and supplemental data of International Equity Portfolio, which appear in the October 31, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers-Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in JPMorgan Fleming International Equity Fund's registration statement on Form N-1A, dated February 28, 2001, which is incorporated by reference into this N-14 Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001